UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         September 17, 2001
                                                 -------------------------------


                              INTERMOST CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Utah                      0-30430                    87-0418721
-----------------------------      -------------         -----------------------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  file number)          Identification Number)


                43 Floor, 3005 Renmin Rd.(South), Shenfang Plaza
                             Shenzhen, China 518005
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               (Address of principal executive offices)(Zip Code)


                                 86 755 220 1941
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              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         (a) On September 17, 2001, Intermost Corporation (the "Company") dismissed PricewaterhouseCoopers as the Company's independent accountant.

         PricewaterhouseCoopers   was  engaged  as  the  Company's   independent
accountant in February 2001 and has not performed an audit of the Company's financial statements for a period since being appointed.

         The decision to change accountants was recommended and approved by the board of directors of the Company.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the change in accountant, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreement(s) in connection with its report.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the change in accountant, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided PricewaterhouseCoopers with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that PricewaterhouseCoopers review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter will be filed by amendment as an exhibit to this Report upon receipt of the same.

         (b) On September 24, 2001, the Company engaged Blackman Kallick Bartelstein LLP ("BKB") as its new independent accountants. Prior to the engagement of BKB, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with BKB regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by BKB.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERMOST CORPORATION

Dated: September 24, 2001
                                         By:    /s/ Andy Lin
                                            ---------------------------------
                                               Andy Lin
                                               President